UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2013 (August 22, 2013)

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 22, 2013, Unilife Corporation held its special meeting of stockholders in New Cumberland, Pennsylvania, at which the following proposals were submitted to a vote of stockholders. The results of the votes are provided below.

Proposal No. 1 - For the purposes of the Australian Securities Exchange (“ASX”) Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by the Company between January 23, 2013 and June 21, 2013 of 4,990,434 shares of common stock (equivalent to 29,942,604 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement the Company entered into with Cantor Fitzgerald & Co. dated October 3, 2012, pursuant to a registration statement filed by the Company with the U.S. Securities and Exchange Commission (“SEC”), and the accompanying prospectus supplement that the Company filed with the SEC on October 4, 2012.

The ratification of the issuance and sale by the Company between January 23, 2013 and June 21, 2013 of 4,990,434 shares of common stock (equivalent to 29,942,604 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement the Company entered into with Cantor Fitzgerald & Co. dated October 3, 2012, pursuant to a registration statement filed by the Company with the U.S. Securities and Exchange Commission (“SEC”), and the accompanying prospectus supplement that the Company filed with the SEC on October 4, 2012 was approved and the votes cast as follows:

Votes cast

For	Against	Abstain

38,268,481	731,527	899,532

Proposal No. 2 - For the purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify (i) the issuance and sale by the Company on February 11, 2013 of 4,460,966 shares of common stock (equivalent to 26,765,796 CDIs) and warrants to purchase up to 1,486,988 shares of common stock (equivalent to 8,921,928 CDIs) to Crede CG II, Ltd. (the “Crede Transaction”), and (ii) the issuance of warrants to purchase up to 100,000 shares of common stock (equivalent to 600,000 CDIs) to Westor Capital Group, the placement agent for the Crede Transaction in an underwritten public offering pursuant to a registration statement filed by the Company with the SEC, and the accompanying prospectus supplement that the Company filed with the SEC on February 11, 2013.

The ratification of the issuance and sale by the Company on February 11, 2013 of 4,460,966 shares of common stock (equivalent to 26,765,796 CDIs) and warrants to purchase up to 1,486,988 shares of common stock (equivalent to 8,921,928 CDIs) to Crede CG II, Ltd. (the “Crede Transaction”), and the ratification of the issuance of warrants to purchase up to 100,000 shares of common stock (equivalent to 600,000 CDIs) to Westor Capital Group, the placement agent for the Crede Transaction in an underwritten public offering pursuant to a registration statement filed by the Company with the SEC, and the accompanying prospectus supplement that the Company filed with the SEC on February 11, 2013 was approved and votes cast as follows:

Votes cast

For	Against	Abstain

38,235,090	752,324	912,126

Item 7.01 Regulation FD Disclosure

During the special meeting of stockholders on August 22, 2013, Alan Shortall, the Company’s Chief Executive Officer, made a PowerPoint presentation. The presentation is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 PowerPoint presentation for August 22, 2013 special meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: August 23, 2013	By:	/s/ Alan Shortall
Alan Shortall
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	PowerPoint presentation for August 22, 2013 special meeting of stockholders.

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